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                                                                   Exhibit 10.11

                       EQUITY RESIDENTIAL PROPERTIES TRUST
                              AMENDED AND RESTATED
                     1993 SHARE OPTION AND SHARE AWARD PLAN
                        (AS LAST AMENDED JANUARY 1, 2000)


         1. PURPOSES. The Equity Residential Properties Trust 1993 Share Option and Share Award Plan (the "Plan") was established by Equity Residential Properties Trust, a Maryland real estate investment trust (the "Company"), to secure for the Company and its shareholders the benefits arising from capital ownership by those key employees, officers, trustees and consultants of the Company and its Subsidiaries (as defined below) who are and will be responsible for its future growth and continued success. The Plan is hereby amended and restated to further accomplish those objectives.

         The Plan will provide a means whereby such individuals may: (i) receive authorized common shares of beneficial interest of the Company ("Shares"), subject to conditions and restrictions described herein and otherwise determined by the Committee (defined below) ("Share Awards"); (ii) acquire Shares pursuant to grants of options to purchase such Shares ("Options"); (iii) acquire Share Appreciation Rights ("SARs") in tandem with or independent of Options referred to in item (ii) above; or (iv) receive dividend equivalent rights with respect to Shares ("Dividend Equivalents"). The term "Subsidiary" means each entity the Company owns or controls directly or indirectly either through voting control or as a general partner, provided that, for purposes of Incentive Stock Options (as defined below) such term shall have the meaning given in Section 424 of the Internal Revenue Code of 1986, amended (the "Code").

         2. ADMINISTRATION. The authority to manage and control the operation and administration of the Plan shall be vested in a Committee (the "Committee") consisting of two or more members of the Board of Trustees of the Company, each of whom is a "disinterested person" as such term is defined in
Section 16b-3(c)(2)(i) of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934 (the "Act") (except that, with respect to grants of Options and SARs, such grant or award is made by a Committee consisting of two or more "outside directors" as such term is defined in Treasury Regulation Section 1.162-27(e)(3)), who shall be appointed by, and may be removed by, such Board, provided that the Committee shall have no authority, power or discretion to determine the number or timing of Options granted pursuant to paragraph 3(b) below, or to alter the terms and conditions of Options or Share Awards as set forth therein. Any interpretation of the Plan by the Committee and any decision made by the Committee on any other matter within its discretion is final and binding on all persons. No member of the Committee shall be liable for any action or determination made with respect to the Plan. The day-to-day administration of the Plan may be carried out by an Option Coordinator designated by the General Counsel of the Company.

         3.       PARTICIPATION.

                  (a) Generally. Subject to the terms and conditions of the Plan, the Committee shall determine and designate from time to time the key employees, officers, trustees and consultants of the Company and its Subsidiaries to whom Share Awards, Options, SARs or Dividend Equivalents are to be granted ("Grantees" and individually, a "Grantee") and the number of Shares subject to such Share Awards, Options, SARs or Dividend Equivalents to be granted to the Grantees. Notwithstanding the foregoing, the maximum number of Shares


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with respect to which Options and SARs may be granted during any calendar year to any Grantee is 500,000 Shares.

                  (b) BOARD OF TRUSTEES. An Option to purchase 5,000 Shares shall be awarded to each member of the Board of Trustees of the Company on the date of each annual meeting of the Company's shareholders. A Trustee shall become a Grantee in the Plan on the first date on which the Trustee is awarded an Option under the Plan. Trustees who are not members of the Committee may, in addition to Options awarded under this paragraph, also be entitled to Options under paragraph 3(a).

                  (c) ANNUAL INCENTIVE BONUS PLAN. As of a date (the "Bonus Date") selected by the Committee that is not less than 30 days before or after the date on which a bonus (a "Bonus") is earned by an individual under the Company's Annual Incentive Bonus Plan (the "Bonus Plan"), the Committee may, in its discretion, elect to pay all or a portion of such Bonus in the form of a Share Award, Option, SAR or Dividend Equivalent, or some combination thereof, having an aggregate Grant Value (defined below), determined as of the Bonus Date, equal to the cash amount of the Grantee's bonus being so replaced (the "Award Portion"). All grants made pursuant to the foregoing shall be in full satisfaction of the applicable portion of the Award Portion, shall be made without other payment therefor, and shall be governed by paragraphs 5, 6, 7 or 8 hereof, as applicable. Such opportunity provided under this subparagraph (c) is subject to compliance with all applicable federal and state securities laws.

                  (b)      VALUE. For all purposes of the Plan:

                           (i) the "Grant Value" of grants made pursuant to paragraph 3(c) shall equal (a) for a Share Award, the Fair Market Value of a Share (as defined below), as of the date of grant, (b) for an Option or SAR, the difference between the Fair Market Value of a Share and the exercise or base price of the Option or SAR, times the number of Shares subject to the Option or SAR; and (c) for a Dividend Equivalent, the Fair Market Value of a Share times the number of Shares subject to the Dividend Equivalent; and

                           (ii) the "Fair Market Value" of a Share as of any date means the closing price of the Shares on the New York Stock Exchange on such date.

         4. SHARES SUBJECT TO THE PLAN. Subject to the provisions of paragraph 13, (i) the aggregate number of Shares for which Share Awards, Options and Dividend Equivalents may be granted under the Plan shall not exceed 12,500,000 Shares and (ii) no more than half of the number of Shares described in clause (i) may be subject to Share Awards granted under the Plan. Shares subject to the Plan may be authorized but unissued Shares, Shares now held in the treasury of the Company or Shares hereafter acquired by the Company. In the event that (i) any Option granted under the Plan expires unexercised or is terminated, surrendered or canceled (other than in connection with the exercise of a "Tandem SAR" (defined below)) without being exercised, in whole or in part, for any reason, or (ii) any Tandem SAR grant under the Plan expires unexercised or is terminated, surrendered or canceled (other than in connection with the exercise of its related Option), or (iii) any "Non-Tandem SAR" (defined below) granted under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised, in whole or in part, for any reason, then the number of Shares then subject to the Option or SAR, or the unexercised, terminated, surrendered, forfeited, canceled or reacquired portion thereof, shall be


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added to the remaining number of Shares available for grant under the Plan unless the Plan shall have terminated.

         5. SHARE AWARDS. This paragraph 5 sets forth specific terms and conditions applicable to Share Awards under the Plan.

                  (a) CONDITIONS AND RESTRICTIONS. Share Awards shall be subject to the following conditions and/or restrictions:

                           (i)      A Share Award granted under paragraph 3(a)
shall be subject to the conditions that it is subject to a minimum vesting period of one year from the date of grant and it will be forfeited to the Company upon the Grantee's termination of employment with the Company within one year from the date of grant of the Share Award ("Date of Grant'), and may be subject to such further conditions and restrictions established by the Committee at the Date of Grant (including conditions requiring employment by the Grantee for a period in excess of one year).

                           (ii)     A Share Award granted under paragraph 3(c)
shall be forfeited to the Company upon the Grantee's termination of employment with the Company within two years from the Date of Grant, unless (A) such Grantee has five years of service for vesting purposes under the Equity Residential Properties Trust Advantage Retirement Plan at the time of such termination of employment, (B) such termination of employment occurs other than involuntarily and for "cause" (as determined by the Committee in its discretion), and (C) within one year following such termination of employment, the Grantee does not become employed by a competitor of the Company.

                           (iii)    The Committee may, but need not, establish
performance goals to be achieved within such performance periods as may be selected by it in its sole discretion, using such measures of the performance of the Company and/or its Subsidiaries as it may select. Performance-based Share Awards will be fully vested in the Grantee at the discretion of the Committee, but in no event earlier than upon the one-year anniversary of the date of the grant, provided that the Grantee's employment with the Company has not been terminated.

                           (iv)     Notwithstanding the foregoing, the
restrictions set forth in the preceding paragraphs (i), (ii) and (iii) shall immediately lapse such that they are of no effect: (A) in the event of the termination of a Grantee's employment because of the Grantee's "Disability" (as defined below) or death, (B) in connection with the Grantee's retirement at or after age 62, (C) upon a "Change in Control" of the Company or (D) under circumstances deemed to warrant such treatment by the Committee. For purposes of the Plan, "Plan Administrator" shall mean the President and Chief Executive Officer of the Company and any one member of the Committee, or the full Committee. Notwithstanding the foregoing, where the affected Grantee is a "covered employee" for purposes of Section 162(m) of the Code, (i) any authority of the Plan Administrator under the Plan may only be exercised if the existence of such authority would not cause the related Share Award, Option or SAR to fail to constitute performance based compensation on its Date of Grant under Treasury Regulation Section 1.162-27; and (ii) "Plan Administrator" shall mean only the full Committee if the exercise of such authority by the President and Chief Executive Officer and any one member of the Committee would adversely affect the grant's status as performance based compensation and its exercise by the full Committee would not so affect such status. For purposes of this Plan, "Disability" shall mean a physical or mental condition that entitles a Participant to benefits under the Employer-sponsored long-term disability plan in which


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he or she participates, as determined by the Plan Administrator in its sole and absolute discretion. For purposes of the Plan, a "Change in Control" shall mean any of the following events:

                           (A) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 30% or more of the combined voting power of the Company's then outstanding Voting Securities; PROVIDED, HOWEVER, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by
                  (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"), (ii) the Company or any Subsidiary or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                           (B)      Approval by stockholders of the Company of:

                                    (I)      A merger, consolidation or
                           reorganization involving the Company, unless:

                                    (a)      the stockholders of the Company,
                                             immediately before such merger,
                                             consolidation or reorganization,
                                             own, directly or indirectly,
                                             immediately following such merger,
                                             consolidation or reorganization, at
                                             least seventy percent (70%) of the
                                             combined voting power of the
                                             outstanding Voting Securities of
                                             the corporation resulting from such
                                             merger or consolidation or
                                             reorganization (the "Surviving
                                             Corporation") in substantially the
                                             same proportion as their ownership
                                             of the Voting Securities
                                             immediately before such merger,
                                             consolidation or reorganization;
                                             and

                                    (b)      the individuals who were members of
                                             the Incumbent Board immediately
                                             prior to the execution of the
                                             agreement providing for such
                                             merger, consolidation or
                                             reorganization constitute at least
                                             a majority of the members of the
                                             board of directors of the Surviving
                                             Corporation or a corporation
                                             beneficially owning, directly or
                                             indirectly, a majority of the
                                             Voting Securities of the Surviving
                                             Corporation;

                                             (A transaction described in clauses
                                             (a) and (b) shall herein be
                                             referred to as a "Non-Control
                                             Transaction);

                                    (II)     A complete liquidation or
                           dissolution of the Company; or

                                    (III)    An agreement for the sale or other
                           disposition of all or substantially all of the assets of the Company to any Person (other than to


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                           an entity of which the Company directly or indirectly
                           owns at least 70% of the Voting Securities).

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

                  (C) The rejection by the voting Beneficial Owners of the outstanding Shares of the entire slate of trustees that the Board proposes at a single election of trustees; or

                  (D) The rejection by the voting Beneficial Owners of the outstanding Shares of one-half or more of the trustees that the Board proposes over any two or more consecutive elections of trustees.

                  (b) RIGHTS OF GRANTEE. The Grantee shall be entitled to all of the rights of a shareholder with respect to the Share Awards including the right to vote such Shares and to receive dividends and other distributions payable with respect to such Shares from and after the Date of Grant; provided that any securities or other property (but not cash) received in any such distribution with respect to a Share Award that is still subject to the restrictions in paragraphs (a)(i), (ii), (iii) or (iv) above, shall be subject to all of the restrictions set forth herein with respect to such Share Award.

                  (c) ISSUANCE. Certificates for the Share Award shall be issued in the Grantee's name and shall be held in escrow by the Company, with stock powers for such Shares executed in blank by the Grantee, until all restrictions lapse or such Shares are forfeited as provided herein. A certificate or certificates representing a Share Award as to which restrictions have lapsed shall be delivered to the Grantee upon such lapse.

         6. SHARE OPTIONS. This paragraph 6 addresses specific terms and conditions for Share Options.

                  (a) ISO/NQSO. Any Option to purchase Shares granted under paragraph 3(a) that satisfies all of the requirements of Section 422 of the Code, may be designated by the Committee as an "Incentive Stock Option." Options that are not so designated, or that do not satisfy the requirements of Section 422 of the Code or that are granted under paragraph 3(b) shall not constitute Incentive Stock Options and shall be Non-Qualified Share Options.

                  (b) EXERCISE PRICE. The Option price of an Incentive Stock Option shall not be less than the Fair Market Value of a Share on the date the Option is awarded under the Plan and, with respect to a Grantee who owns on the Date of Grant more than 10% of the Company's Shares, shall not be less than 110% of its Fair Market Value on such date. The price at which a Share may be purchased pursuant to the exercise of any Non-Qualified Share Option shall not be less than 100% of its Fair Market Value on the date the Option is awarded under the Plan.


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                  (c)      GENERAL EXERCISABILITY. Each Option granted under
paragraph 3(a) shall be exercisable, either in whole or in part, at such time or times as shall be determined by the Committee at the time the Option is granted or at such earlier times as the Committee shall subsequently determine, but in no event later than the Option's "Expiration Date" (defined below). The Committee may establish performance goals to be achieved within such periods as may be selected by it in its discretion using such measures of performance of the Company and/or its subsidiaries as it may select. Unless the Committee provides for earlier exercisability at the time of grant or subsequently, each Option granted under paragraph 3(b) shall be exercisable, either in whole or in part, (i) with respect to 1,667 of the Shares at any time on or after six (6) months from the Date of Grant, (ii) with respect to an additional 1,667 of the Shares at any time on or after the first anniversary of the Date of Grant and
(iii) with respect to the remaining Shares at any time on or after the second anniversary of the Date of Grant, but, in each case, not after the Option's Expiration Date. The "Expiration Date" with respect to an Option or any portion thereof granted under paragraph 3(a) means the date established by the Committee at the Date of Grant (subject to any earlier termination by the Committee), but in no event later than the date which is ten (10) years after the date on which the Option is granted. The Expiration Date with respect to an Option or any portion thereof granted under paragraph 3(b) means the date which is ten (10) years after the date on which the Option is granted. All rights to purchase Shares pursuant to an Option shall cease as of the Option's Expiration Date.

                  (d) ISO EXERCISABILITY. Shares with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year may not exceed one hundred thousand dollars ($100,000). Any Options that are intended to be Incentive Stock Options but that become exercisable in excess of such amount shall be deemed to be a Non-Qualified Stock Option to the extent of such excess.

                  (e) ACCELERATION. Notwithstanding the provisions of paragraph (c), each Option granted under the Plan to an individual and as to which the Expiration Date has not occurred shall be immediately and fully exercisable, for the period indicated, in the event of (I) a Change in Control of the Company (in which case, subject to clause (i) of paragraph 13, it shall be exercisable until its Expiration Date), or (II) the termination of a Grantee's "Service" (defined below):

                  (i) with respect to a Grantee who is an employee, because of the Grantee's death (in which case it shall be exercisable until the earlier of (A) the first anniversary of such termination or (B) its Expiration Date, and shall be exercisable by the person or persons to whom the Grantee's right passes by will or by the laws of descent and distribution), or

                  (ii) with respect to a Grantee who is an employee, because of Disability, or in connection with his retirement at or after age 62 (in which case it shall be exercisable until its Expiration Date).

For purposes of the Plan, a Grantee's "Service" shall be terminated when the Grantee is no longer an employee, consultant, trustee or director of the Company or an entity designated as an "Extended Company" by the Committee.

                  (f) OTHER TERMINATION. If the Service of a Grantee who is an employee terminates other than as described above and other than for "good cause" (for purposes of the Plan, as determined by the Committee in its reasonable discretion), or the Service of a Grantee who is a consultant or a member of the Board of Trustees terminates for any reason other than for good cause, his Option shall not become exercisable with respect to any additional Shares


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unless the Committee accelerates the exercisability of the Option pursuant to paragraph (c), and the Option shall be exercisable until the earlier of (i) 90 days after such termination unless extended by the Committee or (ii) its Expiration Date.

                  (g) GOOD CAUSE. If the Service of a Grantee terminates for good cause, his Option shall expire immediately. The Committee may establish guidelines for determining whether a Grantee's Service has terminated for good cause and communicate such guidelines in the Grantee's award agreement, or in any other manner, including but not limited to such term sheets and supplements hereto as are approved by the Committee from time to time.

                  (h) EXERCISE PROCEDURE. A Grantee may exercise an Option by giving written notice thereof prior to the Option's expiration to the Secretary of the Company at the principal executive offices of the Company. Contemporaneously with the delivery of notice with respect to exercise of an Option, the full purchase price of the Shares purchased pursuant to the exercise of the Option, together with any required state or federal withholding taxes, shall be paid in cash, by tender of share certificates in proper form for transfer to the Company valued at the Fair Market Value of the Shares on the preceding day, by any combination of the foregoing or with any other consideration.

                  (i) SUSPENSION OF RIGHT. Notwithstanding any other provision of this paragraph 6, the General Counsel of the Company, in his sole and absolute discretion, may suspend the right of any person to exercise an Option for up to 30 days if the Grantee's Service has been or, in the sole and absolute judgment of the General Counsel of the Company, may be suspended or terminated for any reason.

                  (j) PARTIES ENTITLED TO EXERCISE OPTIONS. An Option may be exercised only by the Grantee (or by a legatee or legatees of such Option under his last will), by his executors, personal representatives or distributees, by an assignee or assignees, or by a transferee to the extent that a transfer of the Option is permitted pursuant to paragraph 11(b).

         7. SHARE APPRECIATION RIGHTS. The Committee may grant an SAR to a Grantee who is awarded an Option under paragraph 3(a) or 3(b) or to any other key employee, officer, trustee or consultant of the Company. Each SAR shall be subject to such restrictions and conditions and other terms as the Committee may specify when the SAR is granted.

                  (a) GRANT. An SAR granted at the time a related Option is granted may be granted either in addition to the related Option ("Non-Tandem SAR") or in tandem with the related Option ("Tandem SAR"). An SAR not related to an Option will be subject to the provisions applicable to Non-Tandem SARs. At the time a Non-Tandem SAR is granted, the Committee shall specify the base price of the Shares to be used in connection with the calculation described in subsection (b)(i) below. The base price of a Non-Tandem SAR shall be a percentage (as low as zero) of the Fair Market Value of a Share on the date of grant. The number of Shares subject to a Tandem SAR shall not exceed one for each Share subject to the related Option. No Tandem SAR may be granted to a key employee in connection with an Incentive Stock Option in a manner that will disqualify the Incentive Stock Option under Section 422 of the Code unless the key employee consents thereto.

                  (b) VALUE. Upon exercise, an SAR shall entitle the Grantee to receive from the Company the number of Shares (or cash equivalent thereof) having an aggregate Fair Market Value equal to the following:


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                           (i)      in the case of a Non-Tandem SAR, the excess
of the Fair Market Value of one Share as of the date on which the SAR is exercised over the base Share price specified in such SAR, multiplied by the number of Shares then subject to the SAR, or the portion thereof being exercised.

                           (ii)     in the case of a Tandem SAR, the excess of
the Fair Market Value of one Share as of the date on which the SAR is exercised over the exercise price per Share specified in such Option, multiplied by the number of Shares then subject to the Option, or the portion thereof as to which the SAR is being exercised.

Cash shall be delivered in lieu of any fractional shares. The Committee, in its discretion, shall be entitled to cause the Company to elect to settle any part or all of its obligation arising out of the exercise of an SAR by the payment of cash in lieu of all or part of the Shares it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such Shares on the date of exercise. So long as the Grantee is subject to Section 16(b) of the Securities Exchange Act of 1934 with respect to securities of the Company, the Committee may not cause the Company to elect to settle any part or all of its obligation arising out of the exercise of an SAR by the payment of cash pursuant to this subparagraph, unless (A) such exercise occurs no earlier than six months after the date of grant of the SAR, and (B) the Committee approves such form of settlement.

                  (c) EXERCISE OF TANDEM SARS. A Tandem SAR shall be exercisable during such time, and be subject to such restrictions and conditions and other terms, as the Committee shall specify at the time such Tandem SAR is granted which restrictions and conditions and other terms need not be the same for all Grantees. Notwithstanding the preceding sentence, the Tandem SAR shall be exercisable only at such time as the Option to which it relates is exercisable and shall be subject to the restrictions and conditions and other terms applicable to such Option. Upon the exercise of a Tandem SAR, the unexercised Option, or the portion thereof to which the exercised portion of the Tandem SAR is related, shall expire. The exercise of any Option shall cause the expiration of the Tandem SAR related to such Option, or portion thereof, that is exercised.

                  (d) NON-TANDEM SAR EXERCISABILTY. Each Non-Tandem SAR granted under the Plan shall be exercisable, either in whole or in part, at such time or times as shall be determined by the Committee at the time the Non-Tandem SAR is granted or at such earlier times as the Committee shall subsequently determine, but in no event later than the Non-Tandem SAR's "Expiration Date" (defined below). The Committee may establish performance goals to be achieved within such periods as may be selected by it in its discretion using such measures of performance of the Company and/or its subsidiaries as it may select." The "Expiration Date" with respect to a Non-Tandem SAR or any portion thereof granted under the Plan means the date established by the Committee at the Date of Grant (subject to any earlier termination by the Committee), but in no event later than the date which is ten (10) years after the date on which the Non-Tandem SAR is granted.

                  (e) ACCELERATION. Notwithstanding the above, each SAR granted under the Plan to an individual and as to which the Expiration Date has not occurred shall be immediately and fully exercisable, for the period indicated, in the event of (I) a Change in Control of the Company (in which case it shall be exercisable until its Expiration Date), or (II) the termination of a Grantee's Service:

                           (i)      with respect to a Grantee who is an
                                    employee, because of the Grantee's death (in which case it shall be exercisable until the


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                                    earlier of (A) the first anniversary of such
                                    termination or (B) its Expiration Date, and shall be exercisable by the person or persons to whom the Grantee's right passes by will or by the laws of descent and distribution), or

                           (ii)     with respect to a Grantee who is an
                                    employee, because of Disability, or in
                                    connection with his retirement at or after age 62 (in which case it shall be exercisable until its Expiration Date).

                  (f) OTHER TERMINATION. If the Service of a Grantee who is an employee terminates other than as described above and other than for good cause, or the Service of a Grantee who is a consultant or a member of the Board of Trustees terminates for any reason other than for good cause, his SAR shall not become exercisable with respect to any additional Shares unless the Committee accelerates the exercisability of the SAR pursuant to paragraph (d), and the SAR shall be exercisable until the earlier of (i) 90 days after such termination unless extended by the Committee or (ii) its Expiration Date.

                  (g) GOOD CAUSE. If the Service of a Grantee terminates for good cause, his SAR shall expire immediately. The Committee may establish guidelines for determining whether a Grantee's Service has terminated for good cause and communicate such guidelines in the Grantee's award agreement, or in any other manner, including but not limited to such term sheets and supplements hereto as are approved by the Committee from time to time.

                  (h) EXERCISE PROCEDURE. A Grantee may exercise an SAR by giving written notice thereof prior to the SAR expiration to the Secretary of the Company at the principal executive offices of the Company. Contemporaneously with the delivery of notice with respect to exercise of an SAR, any required state or federal withholding taxes shall be paid in cash, by tender of share certificates in proper form for transfer to the Company valued at the Fair Market Value of the Shares on the preceding day, by any combination of the foregoing or with any other consideration."

                  (i) PARTIES ENTITLED TO EXERCISE SARS. An SAR may be exercised only by the Grantee (or by a legatee or legatees of such SAR under his last will), by his executors, personal representatives or distributees, by an assignee or assignees, or by a transferee to the extent that a transfer of the SAR is permitted pursuant to paragraph 11(b).

                  (j) SETTLEMENT OF SARS. As soon as is reasonably practicable after the exercise of an SAR, the Company shall (i) issue, in the name of the Grantee, stock certificates representing the total number of full Shares to which the Grantee is entitled pursuant to subparagraph 7(d) hereof and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional Shares, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash, deliver to the Grantee an amount in cash equal to the Fair Market Value, as of the date of exercise, of the Shares it would otherwise be obligated to deliver.

                  (k) SUSPENSION OF RIGHT. Notwithstanding any other provisions of this paragraph 7, the General Counsel of the Company, in his sole and absolute discretion, may suspend the right of any person to exercise an SAR for up to 30 days if the Grantee's Service has been or, in the sole and absolute judgment of the General Counsel of the Company, may be suspended or terminated for any reason.


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

                  (l) PARTIES ENTITLED TO EXERCISE SARS. An SAR may be exercised only by the Grantee, or by a legatee or legatees of such SAR under his last will, by his executors, personal representatives or distributees, or by a transferee to the extent that a transfer of the SAR is permitted pursuant to paragraph 11(b).

         8. DIVIDEND EQUIVALENTS. A Dividend Equivalent shall be related to a number of Shares specified at the time of grant and shall entitle the holder to cash payments that equal the cash dividend, if any, paid with respect to such Shares provided that the Dividend Equivalent is outstanding on the record date thereof and that it is not subject to any condition limiting the Grantee's right to receive such payments. A Dividend Equivalent shall be subject to such restrictions and conditions and other terms including those relating to expiration of forfeiture, as the Committee shall specify at the time such Dividend Equivalent is granted. A Dividend Equivalent granted pursuant to subsection 3(c) shall not be subject to any restriction or condition limiting the Grantee's right to receive the cash payment discussed above from and after the second anniversary of its Date of Grant. Notwithstanding the foregoing, any restriction or condition (other than expiration or forfeiture) limiting the Grantee's right to receive the cash payment described above shall lapse under the same circumstances in which option exercisability accelerates as described in paragraph 6(e) or (f).

         9. WITHHOLDING. Whenever under the Plan a Grantee recognizes income with respect to any Share Award, Option, SAR or Dividend Equivalent (the "Award") hereunder, the Company shall have the right to withhold from amounts payable to such recipient in any manner, as necessary to satisfy all federal, state and local payroll tax withholding requirements. Without limiting the generality of the foregoing, (i) a Grantee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted Shares owned by the Grantee having a Fair Market Value (determined as of the date of such delivery by the Grantee) equal to the amount to be so withheld; and (ii) the Committee may permit any such delivery to be made by withholding Shares otherwise issuable pursuant to the award giving rise to the tax withholding obligation (in which event the date of delivery shall be deemed the date such award was exercised). If Shares are being surrendered by or withheld for a Grantee who is subject to Section 16 of the Act, the foregoing shall be accomplished in a manner consistent with Rule 16b-3(e) thereunder.





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         10.      COMPLIANCE WITH APPLICABLE LAWS. Notwithstanding any other provision in the Plan, the Company shall have no liability to issue any Shares under the Plan unless such issuance would comply with all applicable laws and applicable requirements of any securities exchange or similar entity. Prior to the issuance of any Shares under the Plan, the Company may require a written statement that the recipient is acquiring the Shares for investment and not for the purpose of or with the intention of distributing the Shares. Notwithstanding any other provision of the Plan, a Grantee or such other persons as are entitled to exercise an Option or SAR (as described in paragraph 11(b)) will be prohibited from exercising the Option or SAR to the extent that the General Counsel of the Company has determined that purchases and sales of the Company securities shall be restricted because of the existence or potential existence of material nonpublic information concerning the Company, whether or not such determination has been communicated to the Grantee or such persons. If the General Counsel of the Company has made such a determination and the Grantee or such persons give notice of an intent to exercise the Option or SAR (and satisfy all other conditions to the exercise thereof), the General Counsel of the Company shall advise the Grantee or such persons concerning such restrictions, and the effective time of the Grantee's exercise shall be postponed to the earlier of the date that the General Counsel of the Company determines that such restriction is no longer necessary with respect to exercises of the Option or SAR, or the day before the date that the Option or SAR expires.

         11. TRANSFERABILITY. This paragraph 11 shall govern the transferability of the various benefits under this Plan.

                  (a) SHARE AWARDS. The Shares subject to Share Awards granted under paragraph 3(a) or 3(c) shall not be sold, assigned, pledged or otherwise transferred, voluntarily or involuntarily, by the Grantee, while they are subject to the restrictions described in paragraph 5(a).

                  (b) OPTIONS, SARS AND DIVIDEND EQUIVALENTS. Options, SARs and Dividend Equivalents granted under the Plan are not transferable except (i) by will or by the laws of descent and distribution or, to the extent not inconsistent with the applicable provisions of the Code, pursuant to a qualified domestic relations order (as that term is defined in the Code); and (ii) a Grantee may transfer all or part of an Option that is not an Incentive Stock Option, or an SAR, to the Grantee's spouse, child or children, grandchild or grandchildren, or other relatives or to a trust for the benefit of the Grantee and/or any of the foregoing; provided that the transferee thereof shall hold such Option or SAR subject to all of the conditions and restrictions contained herein and otherwise applicable to the Option or SAR, and that, as a condition to such transfer, the Company may require the transferee to agree in writing (in a form acceptable to the Company) that the transfer is subject to such conditions and restrictions. Except as provided in paragraphs 6(e) and 7(f), Options and SARs may be exercised during the lifetime of the Grantee only by the Grantee or the Grantee's transferees as provided in this paragraph, and after the death of the Grantee, only as provided herein.

         12. EMPLOYMENT AND SHAREHOLDER STATUS. The Plan does not constitute a contract of employment or continued service, and selection as a Grantee will not give any employee or Grantee the right to be retained in the employ of the Company or any Subsidiary or the right to continue as a trustee of the Company. Any Option or a Share Award granted under the Plan shall not confer upon the holder thereof any right as a shareholder of the Company prior to the issuance of Shares pursuant to the exercise thereof. No person entitled to exercise any Option or SAR granted under the Plan shall have any of the rights or privileges of a shareholder of record with respect to any Shares issuable upon exercise of such Option or SAR until certificates representing such Shares have been issued and delivered. If the redistribution of Shares is


                                       11
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restricted pursuant to paragraph 13, certificates representing such Shares may bear a legend referring to such restrictions.

         13. ADJUSTMENTS TO NUMBER OF SHARES SUBJECT TO THE PLAN AND TO TERMS OF OPTIONS, SARS AND DIVIDEND EQUIVALENTS. Subject to the following provisions of this paragraph 13, in the event of any change in the outstanding Shares by reason of any share dividend, split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, the aggregate number and kind of Shares reserved for issuance under the Plan or subject to Options, SARs or Dividend Equivalents outstanding or to be granted under the Plan shall be proportionately adjusted so that the value of each such unit shall not be changed, and the terms of any outstanding Option, SAR or Dividend Equivalent may be adjusted by the Committee in such manner as it deems equitable, provided that, (i) if, in connection with a transaction, Shares are changed into an ownership interest in the Company or another entity, which interest is registered under the Act, then each such unit shall be converted into an identical unit relating to such interest (it being the intent of the Company that, upon a merger, consolidation or reorganization involving the Company in which the Company's Shares are exchanged or otherwise converted into publicly traded shares of the acquiring entity (or affiliates thereof)), all Shares, Options, SARs and Dividend Equivalents granted under this Plan shall be automatically converted into fully vested similar interests in the acquiring entity (or affiliates thereof); (ii) in no event shall the Option price for a Share be adjusted below the par value of such Share, and (iii) in no event shall any fraction of a Share be issued upon the exercise of an Option. Shares subject to a Share Award shall be treated in the same manner as other outstanding Shares; provided that any conditions and restrictions applicable to a Share Award shall continue to apply to any Shares, other security or other consideration received in connection with the foregoing.

         14. AGREEMENT WITH COMPANY. At the time of a grant, the Committee may require a Grantee to enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

         15. TERM OF PLAN. The Plan was effective May 21, 1993. This amendment and restatement is effective as of January 1, 2000. No Options, Share Awards or Share Appreciation Rights may be granted under the Plan after May 21, 2003 or, if earlier, the date on which the Plan is terminated pursuant to paragraph 16.

         16. AMENDMENT AND TERMINATION OF PLAN. Subject to any approval of the shareholders of the Company which may be required by law, the Board of Trustees of the Company may at any time amend, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall alter or impair any Share Award, Option, SAR or Dividend Equivalent previously granted under the Plan without the consent of the holder thereof. No amendment requiring shareholder approval under Section 240.16b-3 of the Act, Treasury Regulation Section 1.162-27 or Section 422 of the Code shall be valid unless such shareholder approval is secured as provided therein.

         17. HEADINGS, REFERENCES AND CONSTRUCTION. The headings to sections of this Plan have been included for the convenience of reference only. This Plan shall be interpreted and construed in accordance with the laws of the State of Maryland.


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